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                                                                Exhibit 10.18(b)

                   AMENDMENT NO. 1 TO PATENT LICENSE AGREEMENT


         This AMENDMENT No. 1 to PATENT LICENSE AGREEMENT ("Amendment") is made and entered into as of the 28th day of February 2002, to be effective march 31, 2002, by and between NOMOS CORPORATION ("Licensee") and the Board of Regents ("Board") of the University of Texas System, collectively referred to as "the Parties."

                                    RECITALS

                  A. Board and Licensee entered into a Patent License Agreement having an effective date of October 21, 1998 ("License").

                  B. Board and Licensee wish to amend the terms of the License as set forth below, to change the minimum royalties, the due date of the minimum royalties, and to extend the term of the License.

                  C. As a condition of enactment of this Amendment No. 1. All royalties and minimum payments which are owed under the term specified in Section 5.1 of the License Agreement dated October 21, 1998 shall be paid.

NOW, THEREFORE, it is hereby agreed as follows:

                  1. Section 5.1 of the License shall be revised to read in its entirety as follows:

                  "5.1 In Consideration of rights granted by Board to Licensee under this Agreement, Licensee will pay Board the following:

                        a. A royalty, payable quarterly, beginning march 31, 2002, of $6,000 for all new Sales, in conjunction with the Sale of a Peacock(R)System, of a Licensed Product as defined in the License, manual or otherwise;

                        b. A minimum annual royalty of %50,000 due within 30
                  days of March 31st of each year, beginning March 31, 2003."

                  2. Section 5.5 shall be revised to read in its entirety as follows:

                  "5.5 All amounts payable here by Licensee must be paid in United States funds without deductions for taxes, assessments, fees, or charges of any kind, except as required by applicable law. Checks must be payable to Board of Regents, The University of Texas System, and shall be delivered to:



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


                           Victor M. Saenz
                           Office of Technology Ventures
                           San Antonio Technology Center
                           3463 Magic Drive, Suite 350
                           San Antonio, Texas 78229"

                  3. Sections 6.2 and 6.3 of the License shall be deleted in their entirety.

                  4. Section 15.2 of the License shall be revised to read as follows:

                  "15.2 Any notice required by this Agreement must be given by prepaid, first class, certified mail, return receipt requested, addressed in the case of University to:

                        The University of Texas Health Science Center
                        at San Antonio
                        Office of Technology Ventures
                        San Antonio Technology Center
                        3463 Magic Drive, Suite 350
                        San Antonio, Texas  78229
                        ATTENTION:  Alan H. Dean, Director of Technology
                                    Development and Commercialization
                        FAX:    (210) 567-1337
                        PHONE:  (210) 567-0150

                  With copies to:

                           Board of Regents
                           The University of Texas System
                           201 West 7th Street
                           Austin, Texas  78701
                           ATTENTION:  Office of General Counsel
                           FAX:    (512) 4494523
                           PHONE:  (512) 499-4462

                  Or in the case of Licensee to:

                           NOMOS Corporation
                           2591 Wexford Bayne Road
                           Sewickley, PA  15143
                           ATTENTION:  Fred Marroni, Vice President,
                                       Engineering and Development
                           FAX:        (724) 934-5488
                           PHONE:      (724) 934-8200




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                  Or other addresses as may be given from time to time under the terms of this notice provision."

                  5. Section 6.1 of the License shall be revises to read as follows:

                  "6.1  The term of this Agreement shall be two (2) years from
                   the Effective Date   of March 31, 2002."

                  6. Except as provided in this Amendment, all other terms, conditions, and provisions of the License shall continue in full force and effect as provided therein.



SIGNATURES ON THE FOLLOWING PAGE.


















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IN WITNESS THEREOF, the Parties have entered into this Amendment effect as of the date set forth above.


BOARD OF REGENTS OF THE                                     NOMOS CORPORATION
UNIVERSITY OF TEXAS SYSTEM


By: /s/ Francisco G. Cigarroa                        By: /s/ John W. Manzetti
   ----------------------------------------          --------------------------
     Francisco G. Cigarroa, M.D.                             John W. Manzetti
     President                                               CEO and President
     The University of Texas Health Science
     Center at San Antonio

Date:   4-2-02                                       Date: March 20, 2002
     --------------------                                  --------------------


Approved as to Form:

By: /s/ Alan H. Dean
   ----------------------------------------
        Alan H. Dean, M.B.A.
        Office of Technology Ventures

Date:   3/26/02
     --------------------


Approved as to Content:

By: /s/ H. Steve Lynch
   ----------------------------------------
        H. Steve Lynch
        Executive Vice President for Business Affairs

Date:   4-2-2002
     ----------------------



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